1 1 Corporate Business Overview QuoteMedia, Inc. (NASDAQ OTCBB: QMCI) December 2006 Exhibit 99.1

2 2
“Safe Harbor” Statement
The information provided herein may include forward-looking
statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934 relating to future events that involve risks and uncertainties, including but not limited to projected financial results for estimates of fiscal year
2006/2007 and beyond.
Actual operating results may differ materially from such forward-
looking statements and are subject to certain risks, including risks arising from: changes in accounting treatment for items that are still under review; cancellations, rescheduling or delays in software introductions; lengthy sales and qualification cycles; difficulties in the development process; changes in industry growth, increased
competition, delays in developing and commercializing new products, and other factors described in filings with the Securities and Exchange
Commission. The forward-looking statements contained in this release are made as of the date hereof and QuoteMedia does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

3 3
Corporate Profile
Stock Symbol - Nasdaq OTCBB: QMCI
Incorporation – Nevada
Subsidiary – QuoteMedia Ltd. located in Vancouver, Canada
Head Office – Arizona
Total Staff – 33
Shares Outstanding – 64.3 Million
Public Float – Approx 48 Million
Public Float Management – Approx 13 Million
Financials
Projected 2006 Sales - $3.8 Million
Cash Flow – Positive for 2006
Cash (3
rd
Quarter) – $823,553
Cash (Year End) – Projected $1.0 Million

4 4
Directors/Key Management
Directors Officers
Robert Thompson Keith Guelpa
Chairman of the Board President, CEO
Keith Guelpa Keith Randall
Director CFO
David Shworan David Shworan
Director President, CEO
QuoteMedia Ltd.

5 5
Business Definition
Financial Stock Market Data Provider:
Financial Market Data
Market News
Regulatory Filings
Charts and Technicals
Calendars and Events
Research Information, etc..
Provide Data To A Broad Client Base:
Financial Institutions
Brokerage Firms
Clearing Houses
Banks
Financial Service Firms and Websites
Business/Public Corporations

6 6
Select Key Customers
Southwest Securities
Dow Jones
Scotia Capital
Business Wire
FBR Direct
AIM Trimark
Penson Worldwide
Forbes.com
IBM
Schaeffer’s Investment
Research
Zacks Investment
Research
Choice Trade
Automated Financial
Systems
Mesirow Financial
Qtrade
Regal Securities

7 7 Business Overview Stock Market Data Unformatted Data Formatted Data

8 8 Business Overview Segmentation (Unformatted Data) Stock Market Data Unformatted Data XML Feeds Raw Feeds Business Websites Financial Services

Vancouver, Canada
New York, New York
Allen, Texas

quotemedia
dynamic market data solutions

9 9
Feed Uniqueness
Low latency feeds – among lowest in the industry
Cost efficient delivery – very competitive pricing
Quicker implementation time – simple interface
Multiple delivery methods – catering to customer needs
QuoteMedia’s data centers
are located in:
New York
Texas
Vancouver, Canada

10 10 Business Overview Segmentation (Formatted Data) Stock Market Data Formatted DATA Financial Software Apps Streaming Apps Mobile Desktop Pro Non Pro Pro Non Pro Websites Business Financial

Symbol:
Google Inc.
Last Price
Bid
Bid Size
Ask
Ask Size
Open
High
Low
Prev Close
Last Trade
Volume
Market Cap
Ex-Div Date
Dividend
Yield
Shares
EPS (TTM)
PE Ratio
Exchange
Google Inc. News and Filings
Mon, Nov 27, 2006
Wed, Nov 22, 2006
GOOG
DELL
GE
MSFT
ORCL

quotemedia
dynamic market data solutions

11 11
Financial Application Uniqueness
Embedded technology
Modern technical
architecture
Lower cost production
More functionality
Flexible product lines
Faster completion than
competitors
Comprehensive data and
information coverage
Delayed and real-time data
provisioning through same
applications dependant on
user entitlement
Complete customization

12 12 Stock Market Data Formatted DATA Streaming Apps Mobile Desktop Pro Non Pro Pro Non Pro Business Overview Segmentation (Formatted Data)

QUOTESTREAM - My Portfolio

quotemedia
dynamic market data solutions

13 13
Mobile Uniqueness
Available worldwide
Cost efficient for users
Auto synch with Desktop
Greater portfolio flexibility
No Blackberry Enterprise
Server or other equipment
required
Easier implementation for
IT department
Straightforward execution
for user
Better functionality and
screens/charting
Over 100 devices supported

14 14
Desktop Uniqueness
Embedded technology
Extensive functionality
Comprehensive market
data coverage
Lower user cost
Ease of implementation
Auto-synched with Mobile
unit
Client controlled
entitlements
Complete customization
Trade integration
Accessible via Internet,
worldwide access

15 15 Overall Market Size Overall Market Size

16 16 Overall Market Size Source: Industry Estimates Stock Market Data $7 – 10 Billion Unformatted Data $4 – 6 Billion Formatted Data $3 – 4 Billion

17 17 Market Size (Unformatted) Stock Market Data $7 - 10 Billion Unformatted DATA $4 – 6 Billion XML Feeds $250 - 500 Million Raw Feeds $4 - 6 Billion Business Websites Financial Services

18 18
Market Size (Formatted Data)
Stock Market
$7 - 10 Billion
Formatted
$3 - 4 Billion
Financial Software
$150 – 300 Million
Streaming Apps
$3 – 4 Billion
Mobile/SMS
$50 Million
Desktop
$3 – 4 Billion
Pro Non Pro
Pro Non Pro
Websites
Business
Financial

19 19
Overall Market Size
Stock Market Data
$7 – 10 Billion
Unformatted
DATA
Formatted DATA
$3 – 4 Billion
Financial Software
Apps
$150 – 300 Million
Streaming Apps
$3 – 4 Billion
XML Feeds
$250 – 500 Million
Raw Feeds
$4 – 6 Billion
$ 4 – 6 Billion

20 20 Company Financial Review

21 21
Target Revenue
$-
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
$40,000,000
2004
(actual)
2005
(actual)
2006
(target)
2007
(target)
2008
(target)
2009
(target)
2010
(target)

22 22 Quarterly Revenue $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006

23 23 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 Variable Gross Margin Percentage

24 24 Cash Flow From Operations -$600,000 -$400,000 -$200,000 $0 $200,000 $400,000 $600,000 $800,000 2003 2004 2005 Q3 2006

25 25
QuoteMedia Strategic Focus 2007
QuoteMedia Strategic Focus 2007
Continued growth of top line sales revenue
Secure growing share of financial data feed market in North
America and branch into Europe
Continue to grow financial application business
Aggressively extend the penetration of QuoteStream V.2 into
the Non-Pro and Junior Pro markets
Build on Penson distribution initiatives
Continued building on customer awareness
Develop Investor Relations capabilities and programs